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                                                                   Exhibit 10.10

NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER APPLICABLE U.S. FEDERAL OR STATE SECURITIES LAWS (INCLUDING THE U.S. SECURITIES ACT OF 1933, AS AMENDED) OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. NO SALE OR DISTRIBUTION OF THIS NOTE OR OF THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE OFFERED OR SOLD TO A U.S. PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER U.S. FEDERAL AND STATE SECURITIES LAWS OR UNLESS THE MAKER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED OR THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION, QUALIFICATION AND FILING UNDER SUCH LAWS.

               AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE
               ------------------------------------------------

                                                                   July 31, 2000


FOR VALUE RECEIVED, e-commerce group, inc., a Nevada corporation (the "Maker") hereby promises to pay to the order of S.C. Management Ltd., a corporation organized under the laws of the Bahamas (the "Lender"), an aggregate principal amount of up to Two Million Five Hundred Thousand Dollars ($2,500,000) of lawful money of the United States of America, or such lesser amount as shall have been advanced by Lender hereunder (the "Loan"), not later than the date (the "Maturity Date") which is the earlier to occur of (i) the date which is the fifth business day following receipt by the Maker of written demand for payment from the Lender, and (ii) February 28, 2002. The principal balance of this note outstanding from time to time shall bear interest at a rate equal to nine percent (9%) per annum, compounded annually. Interest shall be calculated on the basis of a 365-day year and shall accrue and be due and payable on the Maturity Date or on such earlier date as this Note is converted into "Units", as described below. In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by the Lender exceeds the maximum amount permitted by applicable law, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to the Maker.

The Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of the time of payment or forbearance or other indulgences without notice. No delay or omission of the Lender in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by the Lender of any payment after demand shall not be deemed a waiver of such demand. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

1.   RIGHT TO PREPAY
     ---------------

Notwithstanding the right of the Lender to demand repayment of the Loan at any time on five business days' prior notice, under no circumstances will the Maker have the right to pay all or
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                                      -2-



any portion of the principal amount outstanding under this note from time to time before the Maturity Date on giving the Lender at least 15 business days' prior written notice. During the 15 business day period following notice of prepayment, the Lender will be free to issue a Conversion Notice (as hereinafter defined) and if a Conversion Notice is issued by the Lender during such 15 business day period, the Borrower will have the right to prepay only so much of the principal amount of the Loan as is not being converted pursuant to such Conversion Notice, if any.

2.        CONVERSION
          ----------

2.1 At any time after the date hereof and prior to the Maturity Date, at the election of the Lender (in its sole discretion) and upon delivery to the Maker of written notice (a "Conversion Notice"), all or such portion of the outstanding principal amount of the Loan as may be designated in the Conversion Notice shall be converted on a pro rata basis into Units, as hereinafter defined, provided that regardless of the principal amount of the Loan which may be converted, under no circumstances will the aggregate number of Units to be issued to the Lender pursuant to this Note exceed 1,420,455 Units, such that:

     (a) if the Lender has advanced the entire principal amount of $2,500,000 and then elects to convert such entire amount, such amount shall be converted into 1,420,455 Units;

     (b) if the Lender elects to convert less than $2,500,000, such amount shall be converted into that number of Units equal to the product of 1,420,455 multiplied by a fraction, the numerator of which shall be the amount of outstanding principal which the Lender has elected to convert and the denominator of which shall be the total amount of principal then outstanding hereunder; and

     (c) any balance of the outstanding principal and all accrued interest shall, at the option of the Lender and as stipulated in the Conversion Notice (A) remain outstanding and repayable or convertible into Units in accordance with the terms of this Note or (B) be due and payable on the date five business days following receipt by the Maker of the Conversion Notice.

In the event that the Lender elects to convert all or a portion of the outstanding principal of the Loan as provided above, the Maker shall deliver to the Lender the Units into which such amount is convertible hereunder within 14 days from the date of the applicable Conversion Notice together with interest accrued on the principal amount converted, to the date of conversion.

For purposes of this Note, a "Unit" consists of one share of common stock, $.001 par value (a "Share"), of the Maker and a warrant to purchase an additional Share (a "Warrant"), at a price of $2.00. The Warrants will be in form as prepared by the Maker and approved by the Lender, each acting reasonably, and shall be exercisable on a "cashless" basis on any business day following the date of issuance thereof and shall expire, to the extent not previously exercised, at 12:01 AM on February 28, 2002. The parties agree that by describing the Warrants as exercisable on a "cashless" basis, they mean that in case of the exercise of a Warrant, the holder thereof shall be entitled, at the holder's option, to pay cash for Shares at the rate of $2.00 per Share or
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                                      -3-

alternatively and without payment of cash, receive that number of Shares which is equal to X in the following equation:

          X=Y(A-B)
            ------
              A

where:

X =  the number of Shares to be issued to the holder of the Warrant;

Y =  the number of Warrants which are being exercised;

A = the greater of $2.00 and the fair market value of one Share as at the date the notice of exercise of the Warrant is received by the Maker; and

B =  $2.00

Provided that there has been no demonstrated effort on the part of any person to condition the market for Shares, "fair market value" in respect of the Shares for the purpose of calculating a conversion thereof on a cashless basis means the weighted twenty day trading price of Shares on, as applicable, the "pink sheets", on the "over the counter" market or on any public exchange on which the Shares may be listed, ending on the third trading day prior to the day on which a Conversion Notice has been issued.

3.        EVENTS OF DEFAULT
          -----------------

The occurrence of any of the following events or circumstances shall constitute an "Event of Default" under this Note:

     (a) if the Maker ceases to pay its debts as they become due or admits its inability to pay its debts generally or any proceeding is instituted against the Maker in any jurisdiction to adjudicate it a bankrupt or insolvent person or which seeks its liquidation, winding up, reorganization or corporate arrangement, or moratorium or adjustment of indebtedness, protection or relief from creditors or the appointment of a receiver or receiver-manager or similar official having conduct of the Maker's affairs generally or with respect to a material part of its property or undertaking or if the Maker takes any corporate action to authorize any of such actions;

     (b) if, save as permitted hereby, the security interest granted by the Maker pursuant to the Security Agreement (as hereinafter defined) ceases to be a first priority security interest in substantially all of the present and after-acquired property of the Maker, perfected in accordance with local law in such jurisdictions as may be appropriate in light of the location of the Maker's property and principal place of business and chief executive office, provided that if the Maker obtains conventional loan financing from a bank or other regulated, deposit taking financial institution and it is a condition of such financing that the Maker grant to the Lender first priority security interests in all or any portion of the property of the Maker, the Lender will provide to such lender a priority agreement confirming the priority of such lender's security over the Security Agreement, and in the
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                                      -4-

          event that financing is arranged by the Maker with a lender which is not a bank or other regulated, deposit taking financial institution, the Lender shall act reasonably in considering any request by such lender for priority in respect of any security interest granted to it by the Maker;

     (c) if the Maker ceases to carry on business or sells all or substantially all of its assets or undertaking;

     (d) if the Maker merges or amalgamates or otherwise combines its business, assets or undertaking with any other corporate entity unless the Maker has first given to the Lender 15 business days' prior written notice of the terms upon which the Maker intends to do so and received the consent of the Lender thereto, not to be unreasonably withheld;

     (e) if the Maker enters into any agreement to issue Shares (otherwise than pursuant to any agreement in existence as of the date hereof of which the Lender has knowledge) unless the Maker has first given to the Lender 15 business days' prior written notice of the terms upon which the Maker intends to issue such Shares and received the consent of the Lender thereto, not to be unreasonably withheld;

     (f) if the Maker enters into any sort of transaction the effect of which is to "split" or "consolidate" its outstanding Shares, unless the Maker has first given to the Lender 15 business days' prior written notice of the terms upon which the Maker intends to make such "split" or "consolidation" and received the consent of the Lender thereto, not to be unreasonably withheld; or

     (g) if any event or circumstance or series of events or circumstances occurs which has a materially adverse effect upon the business, assets or revenues of the Maker or seriously impairs the ability of the Maker to perform its obligations hereunder and under the Security Agreement.

In the event of an Event of Default, the Lender may require that all outstanding principal and accrued interest be paid in any combination of cash and/or Units. If the Lender elects to have all or a portion of such amount paid in Units, the applicable number of Units shall be determined in accordance with the provisions of Section 2 above.

After the occurrence and during the continuance of an Event of Default, the principal outstanding hereunder shall bear interest at a fixed rate equal to twenty four percent (24%) per annum which interest shall be payable on demand, and if not so paid, shall compound monthly until paid.

4.        PAYMENT ON MATURITY
          -------------------

On the Maturity Date, the Maker shall pay any outstanding principal and accrued interest in cash at the address of the Lender set forth below, or at such other place as the holder hereof shall have designated to the Lender in writing.
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5.        SECURITY
          --------

As security for its obligation to repay the Loan and issue the Units and issue Shares pursuant to the Warrants, the Maker will grant to the Lender a general security agreement (the "Security Agreement") which will give to the Lender a first priority security interest in all present and after acquired property and/or a floating charge on the assets and undertaking of the Maker. The Lender is hereby authorized to record the Security Agreement or such financing statements, financing change statements and notices thereof as the Lender deems appropriate from time to time in any jurisdiction the Lender sees fit with respect to the Security Agreement, and to the extent permitted by law, the Maker waives its right to receive copies of same, and where appropriate, the Maker appoints the Lender as its attorney in fact to execute on its behalf such financing statements, financing change statements and notices. Whenever the Lender deems it appropriate, the Maker will enter into such additional or alternative security agreements, debentures, assignments or other forms of mortgages, charges, hypotheques and pledges as the Lender, acting reasonably, deems appropriate in order to confer upon the Lender the benefit of the Security Agreement in any jurisdiction in which the Borrower may have an office or carry on business or have material property.

6.        AGREEMENTS OF LENDER
          --------------------

In the event that the Lender elects to convert all or a portion of the outstanding principal amount of the Loan into Units as provided above, the Lender agrees to execute such mutually acceptable documents, including a subscription agreement, as the Maker shall reasonably request, to ensure compliance with applicable laws, including U.S. Federal and state securities laws. The obligations of the Maker to issue securities to the Lender hereunder shall be contingent upon Lender's execution of such documents.

7.        APPLICABLE LAW
          --------------

The provisions of this Note shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Nevada, excluding the body of law relating to choice of laws.

8.        RESTATEMENT OF ORIGINAL NOTE
          ----------------------------

The promissory note dated March 7, 2000 (the "Original Note") and issued by Maker to Lender is replaced by this Amended and Restated Convertible Promissory Note. The terms of the Original Note are superseded hereby. The parties confirm and agree that the outstanding principal amount advanced by and owing by the Maker to the Lender hereunder is $430,000 as of the date hereof.

9.        LENDER'S PUT
          ------------

At any time and from time to time (including during the 15 day period following notice by the Maker of its intention to repay the Loan), the Lender may require the Maker to borrow so much of the principal amount of the Loan as is then advanced and the rights of the Lender to convert
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the Loan into Shares will extend to any amount which the Maker is so required to borrow by the Lender.

IN WITNESS WHEREOF, the parties have executed this Note on the date written above.

E-COMMERCE GROUP, INC.


By:
   ----------------------------
Name:
Title:

By:
   ----------------------------
Name:
Title:

Acknowledged:

S.C. MANAGEMENT LTD.

By:
   ----------------------------
Name:
Title:

Address: Suite L, King's Court
Nassau, Bahamas